ASSIGNMENT AGREEMENT
                                       for
                             AMERICAN THORIUM, INC.

         THIS ASSIGNMENT AGREEMENT (the "Agreement") is made and entered into this 10th day of December 2003, by and among American Thorium, Inc. (f.k.a. Hazelwood-Gable, Inc.), a Nevada corporation ("ATI"); and the following individuals: H. Deworth Williams, Edward F. Cowle, Pete Wells and Geoff Williams (each individually referred to as an "Assignor" and collectively referred to as "Assignors".

                                    RECITALS

         WHEREAS, Assignors are the owners of certain mining and/or mineral leases and/or claims described herein and desire to sell, transfer and assign their respective ownership interests in these leases and/or claims to ATI, for the consideration and pursuant to the terms and conditions set forth herein; and

         WHEREAS, ATI desires to acquire from Assignors those certain mining and/or mineral leases and/or claims described herein and, in consideration for such, ATI will issue to Assignors shares of authorized but previously unissued ATI common stock, which shares will, upon issuance, represent a controlling interest in ATI.

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                    AGREEMENT

         1. Assignment of Leases and/or Claims. Each Assignor, individually and/or together with other Assignors, owns certain mining and/or mineral leases and/or claims located in either the Lemhi Mining District of Idaho, and/or the Montana / Beaverhead District (the "Claims") and which are more adequately described in Attachment No. 1 to this Agreement, which attachment by this reference is made a part hereof. Each Assignor hereby agrees individually, and the Assignors further agree jointly, that each Assignor hereby sells, transfers and assigns to ATI upon the execution of this Agreement, all of each Assignor's ownership rights, title and interests to any and all Claims set forth in Attachment No. 1 that corresponds with the name of each Assignor. In addition to executing this Agreement, each Assignor agrees to provide all necessary assistance to ATI in the preparation and filing of any and all additional notices, reports and/or documents with the appropriate state and/or federal agency that may be required to perfect the transfer of the Claims to ATI.

         2. Ownership of Claims. Each Assignor hereby warrants and represents as to himself, that he is the rightful owner, either individually or together with other Assignors, of each and every Claim set forth adjacent to his name in Attachment No. 1, that the Assignor has full right and title to such Claim(s), and that the Claim(s) being conveyed hereunder represent all of their mining and/or mineral leases and/or claims located in either the Lemhi Mining District of Idaho, and/or the Montana / Beaverhead District. Each Assignor further warrants and represents that he has the authority to execute this Agreement and to sell transfer and assign to ATI each and every Claim set forth adjacent to his name in Attachment No. 1 and that each such Claim is unencumbered and there are no outstanding debts, obligations or liabilities related to each such Claim. Upon execution of this Agreement, each Assignor agrees to waive and forever relinquish any and all rights, privileges or benefits he has or may have in the future in any and all of the Claims conveyed to ATI hereunder

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

         3. Consideration. In consideration for the conveyance of the Claims by the Assignors to ATI pursuant to the terms and conditions of this Agreement, ATI agrees that upon the execution of the Agreement and perfection of the conveyance of the Claims, ATI will immediately cause to be issued to the Assignors, an aggregate of 16,000,000 shares of authorized, but previously unissued shares of ATI common stock, which shares will be distributed to each individual Assignor in the respective amount set forth adjacent to each individual Assignor's signature affixed to this Agreement. The aggregate shares of ATI common stock to be issued hereunder will represent a controlling interest of ATI which, following the issuance of shares pursuant to this Agreement, will have a total of 16,100,000 shares issued and outstanding.

         4. Future Acquisitions. Assignors jointly, and each Assignor individually, hereby agree that any future acquisitions by an Assignor and/or Assignors following the date of this Agreement of any mining and/or mineral leases and/or claims located in either the Lemhi Mining District of Idaho, and/or the Montana / Beaverhead District and concerning thorium or any radioactive mineral only, will be immediately assigned and transferred to ATI as additional consideration for the shares of ATI common stock being issued hereunder. In the event of any additional acquisitions, each Assignor agrees to take all requisite and necessary actions to immediately transfer the subject leases and/or claims to ATI.

         5. Investment Purpose . Each Assignor agrees to execute appropriate documents to represent that he is the recipient of the ATI shares of common stock to be issued to the Assignor hereunder and that he is acquiring the subject shares for investment purposes only. Each Assignor further acknowledges that the ATI shares of common stock being issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the Securities Act of 1933, as amended, or pursuant to an appropriate exemption therefrom.

         6. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person, any rights or remedies under or by reason of this Agreement.

         7. Severability. The parties to this Agreement hereby agree and affirm that none of the provisions herein is dependent upon the validity of any other provision and, if any part of this Agreement is deemed to be unenforceable, the remainder of this Agreement shall remain in full force and effect.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

         9. Governing Law. The validity and effect of this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Utah, without regard to its conflicts of laws or rules. Any legal proceeding or action arising from this Agreement or the transactions contemplated hereunder shall be brought in a court of competent jurisdiction located in the State of Utah and in no other place.


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

         10. Amendment. This Agreement may be amended only upon the written approval by all the parties hereto, although no amendment will be made which substantially and adversely changes or alters the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                                              American Thorium, Inc.

                                              By: /s/ Edward F. Cowle
                                                  ------------------------------
                                              Its:   President


                                              "Assignors" Shares
                                              of American Thorium, Inc.
                                              to be issued to each Assignor



____________________________________                    5,000,000
H. Deworth Williams


____________________________________                    5,000,000
Edward F. Cowle


____________________________________                    5,000,000
Pete Wells


____________________________________                    1,000,000
Geoff Williams